UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported) August 9, 1996.



                      L. LURIA & SON, INC.
     (Exact name of registrant as specified in its charter)

FLORIDA                         1-8057         59-0620505
(State of incorporation)      (Commission    (IRS Employer
                              File Number)   Identification No.)


5770 Miami Lakes Drive, Miami Lakes, Florida      33014
(Address of principal executive offices)          (zip code)

                         (305) 557-9000
      (Registrant's telephone number, including area code)

























ITEM 1.   Change in Control of Registrant

     This information was "previously reported" (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) in the Registrant's filing of a Schedule 14f(1) with the Commission on August 20, 1996.
















































                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   L. LURIA & SON, INC.



                                   /s/ Peter P. Luria
Date:  August 26, 1995             Peter P. Luria
                                   President